SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 21, 1999



                          THE GREAT TRAIN STORE COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         1-13158                                     75-2539189
(Commission File Number)                    (I.R.S. Employer Identification No.)

14180 Dallas Parkway, Suite 618, Dallas, Texas         75240
(Address of Principal Executive Offices)             (Zip Code)

                                 (972) 392-1599
              (Registrant's Telephone Number, Including Area Code)

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         Item 5.  Other Events.

         On December 21, 1999, The Great Train Store Company issued a press release announcing the transfer of trading of its common stock from the Nasdaq Small-Cap Market to the OTC Bulletin Board.


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         Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits:

         Exhibit            Description
         -------            -----------
         99.1 Text of press release, dated December 21, 1999, issued by the Great Train Store Company.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 22, 1999

                                THE GREAT TRAIN STORE COMPANY



                                By:   /s/ James H. Levi
                                     -------------------------------------------
                                      James H. Levi
                                      President, Chief Executive Officer and
                                      Chairman of the Board


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                                  EXHIBIT INDEX


Exhibit             Description
-------             -----------

99.1 Text of press release, dated December 21, 1999, issued by the Great Train Store Company.